                                                                   Exhibit 10.23


                              PATENTED MINING CLAIM
                           PURCHASE AND SALE AGREEMENT
                             WILDCAT PROJECT, NEVADA


     This Patented Mining Claim Purchase and Sale Agreement (the "Agreement") is executed and made effective as of this 28th day of October, 2003 (the
"Effective Date"), by and between Vista Nevada Corp., a Nevada corporation, ("Vista") and Sagebrush Exploration, Inc., a Nevada corporation, ("Sagebrush"). Vista and Sagebrush are at times referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

A. Sagebrush owns certain patented mining claims in Pershing County, Nevada described in Exhibit A, attached hereto, and hereinafter called the "Claims".

B. Vista desires to purchase the Claims and Sagebrush desires to sell the Claims to Vista on the terms hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows:

1.   PURCHASE AND SALE.

     Vista agrees to purchase from Sagebrush and Sagebrush agrees to sell to Vista, all of Sagebrush's right, title and interest in and to the Claims. The Purchase Price for the Claims shall be 50,000 common shares of Vista Gold Corp. issued and delivered to Sagebrush upon the Closing of this transaction as hereinafter provided.

2.  CLOSING.

    The consummation of the transaction contemplated by this Agreement (the "Closing") shall occur at _______ A.M on October 28, 2003, at the offices of First American Title Company of Nevada located at 5310 Kietzke Lane, Reno, Nevada 89511, the "Closing Agent". The Closing Agent agrees that it shall be "the person responsible for closing" the transaction pursuant to ss.6054(c) of the Internal Revenue Code of 1986 (the "Code") and will file the informational return (IRS Form 1099-B) required to comply with the terms of ss.6054(c) of the Code.

3.  DELIVERIES UPON CLOSING.

    (a) Concurrent with the Closing of this transaction, Vista shall issue and deliver to Sagebrush 50,000 common shares of Vista Gold Corp.

    (b) Concurrent with the Closing of this transaction, Sagebrush shall deliver to Vista: (i) a duly executed Mining Deed in the form of Exhibit B, attached hereto, conveying the Claims to Vista and (ii) a Certified copy of a Resolution of the governing board of Sagebrush authorizing Sagebrush to sell the Claims to Vista for the consideration provided for in this Agreement, reciting that the board has been duly authorized to approve this transaction, and authorizing the execution of the documents necessary to give effect to this transaction.

    (c) Concurrent with the Closing of this transaction, Sagebrush and Vista shall, as appropriate, execute Affidavits of Value pertaining to the Claims, Affidavit of Non-Foreign Entity, and such other instruments or documents as are reasonably necessary or required to Close this transaction.

The obligations of each Party to deliver the items specified in this Section and to complete the transaction contemplated in this Agreement shall be conditioned upon and subject to the complete and timely performance by the other Party of its obligations hereunder.

4.  CLOSING COSTS AND TITLE INSURANCE.

    Vista agrees to pay for a title insurance policy in an amount of $200,000. issued by First American Title Company covering the Claims and to pay for recording fees, closing fees and other similar costs related to the Closing of this transaction.

5.  REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION OF SAGEBRUSH.

    Sagebrush represents and warrants to Vista, as of the Effective Date and as of the date of Closing, as follows:

    (a) ORGANIZATION AND GOOD STANDING. Sagebrush is a corporation incorporated under the laws of Nevada; is validly existing; and is qualified to conduct business and is in good standing in those jurisdictions where necessary to carry out the purposes of this Agreement.

    (b) CAPACITY AND AUTHORIZATION. Sagebrush has the necessary power and authority to execute and deliver this Agreement and to perform the transactions contemplated herein.

    (c) NO CONFLICTS. Neither the execution, delivery or performance of this Agreement by Sagebrush will contravene, conflict with or result in a violation or breach of any agreement, covenant, law, rule, regulation, judicial or administrative order or other legal restriction or requirement by which Sagebrush or his assets may be bound, or give any governmental body or other person or entity the right to challenge this Agreement or the performance hereof under any existing legal requirement, order, decree or agreement to which Sagebrush is subject.

    (d) VALID AND BINDING OBLIGATIONS. This Agreement has been duly executed and delivered by Sagebrush and is valid, binding and enforceable against Sagebrush in accordance with its terms.

    (e) TITLE TO THE CLAIMS. Sagebrush is the sole legal and equitable owner of the Claims and that Sagebrush has good and marketable title to the Claims, free and clear of any and all liens, claims, encumbrances or rights of third parties, except for delinquent property taxes which Vista hereby agrees to pay.

    (f) ENVIRONMENTAL CONDITIONS. Sagebrush, to the best of its knowledge and belief, and except for existing drill roads and drill sites on the Premises, is not aware of any reclamation obligations from any past mineral exploration or development activities on or with respect to the Claims that remain unfulfilled with any local, state or federal agencies having jurisdiction over such activities and is not aware of any environmental condition or contamination on or connected with the Claims of any nature, including, but not limited to, contamination by any hazardous substances ("Hazardous Substances") as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and in any other applicable laws and regulations.

Except for existing drill roads and drill sites on the Premises, the liability for which Vista hereby agrees to assume, Sagebrush hereby agrees to indemnify, defend, and hold Vista harmless from and against any and all claims, liabilities, losses, damages, costs and expenses, including but not limited to civil and criminal fines, penalties and interest, Superfund liability, clean-up costs, and reasonable attorney, environmental consultant, engineering, and expert fees, (collectively "Claims") arising out of or in connection with any reclamation obligation or Hazardous Substances or other environmental condition or contamination which exists on the Claims as of the effective date of this Agreement, or which is due to any act or omission of Owner and/or any prior occupants of the Claims. This Section 5(f) shall survive the Closing of the transaction contemplated by this Agreement.

6.  REPRESENTATIONS AND WARRANTIES OF VISTA.

    Vista represents and warrants to Sagebrush, as of the Effective Date and as of the date of Closing, as follows:

    (a) ORGANIZATION AND GOOD STANDING. Vista is a corporation incorporated under the laws of Nevada; is validly existing; and is qualified to conduct business and is in good standing in those jurisdictions where necessary to carry out the purposes of this Agreement.

    (b) CAPACITY AND AUTHORIZATION. Vista has the necessary corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated herein; all corporate and other actions required to be taken in order to permit Vista to execute, deliver and perform the transactions contemplated herein have been properly and validly taken; and all government, shareholder and other consents, if any, required to be obtained for such purposes have been obtained and remain in effect.

    (c) NO CONFLICTS. Neither the execution, delivery or performance of this Agreement by Vista will contravene, conflict with or result in a violation or breach of any resolution, bylaw, agreement, covenant, law, rule, regulation, judicial or administrative order or other legal restriction or requirement by which Vista or its properties may be bound, or give any governmental body or other person or entity the right to challenge this Agreement or the performance hereof under any existing legal requirement, order, decree or agreement to which Vista is subject.

    (d) VALID AND BINDING OBLIGATIONS. This Agreement has been duly executed and delivered by Vista and is valid, binding and enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, and except as may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

7.  MISCELLANEOUS.

    (a) NOTICES. Any notice or other communication hereunder shall be given in writing and delivered by hand, by overnight courier or by facsimile at the following addresses:


         If to Vista:     Vista Gold Corp.
                          Attn: R. J. (Jock) McGregor, President
                          7961 Shaffer Parkway, Suite 5
                          Littleton, Colorado 80127
                          Fax: 720-981-1186

         If to Sagebrush: Sagebrush Exploration, Inc.
                          Attn: Robert J. McGowan, President
                          P.O. Box 286
                          3702 Virginia Street, Unit G12
                          Reno, Nevada 89502-6030
                          Fax: _________________

    Either Party may change its address hereunder and Sagebrush may change his address or account for payments due pursuant Section 3 by written notice to the other Party. All notices shall be deemed delivered on the day of receipt, if during regular business hours, and upon the day after receipt if not during regular business hours.

    (b) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the Parties with regard to the subject matter hereof and shall supersede all prior agreements and understandings between the Parties. No representation, warranty, covenant or agreement with regard to the subject matter hereof shall be binding unless contained herein. No modification of this Agreement shall be valid unless made in writing and duly executed by both of the Parties subsequent to the execution of this Agreement.

    (c) TIME OF ESSENCE. Time is of the essence with respect to the performance of all terms, covenants, conditions and provisions of this Agreement

    (d) FURTHER ASSURANCES. Each of the Parties shall take such actions and execute such additional documents as may be reasonably necessary or convenient to implement and carry out the transactions contemplated herein.

    (e) GOVERNING LAW; VENUE. This Agreement shall be governed and interpreted in accordance with the laws of the State of Nevada, without regard to choice or conflict of laws rules or principles. The venue for any action brought to enforce or interpret this Agreement shall be Reno, Nevada.

    (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure the benefit of the respective successors and assigns of the Parties hereto.

    (g) COUNTERPARTS. This agreement may be executed in one or more original or facsimile counterparts, all of which shall be deemed but one and the same instrument.



    IN WITNESS WHEREOF, this Agreement has been executed and made effective as of the day and year provided above.


SAGEBRUSH EXPLORATION, INC.                  VISTA NEVADA CORP.


__________________________________           __________________________________
By:  Robert J. McGowan,                      By:  R. J. McGregor
Its: President                               Its: President

STATE OF NEVADA   )
                  )    SS.
COUNTY OF WASHOE  )

    This instrument was acknowledged before me on this _____ day of __________, 2003, by ROBERT J. MCGOWAN AS PRESIDENT OF SAGEBRUSH EXPLORATION INC.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                        ____________________________________
                                        Notary Public

My Commission expires: _________________




STATE OF COLORADO     )
                      )    SS.
COUNTY OF JEFFERSON   )

    This instrument was acknowledged before me on this _____ day of __________, 2003, by RONALD J. MCGREGOR AS PRESIDENT OF VISTA NEVADA CORP.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                        ____________________________________
                                        Notary Public

My Commission expires: _________________

                                  EXHIBIT A
                                  ---------

                          [DESCRIPTION OF THE CLAIMS]


THE FOLLOWING DESCRIBED PATENTED MINING CLAIMS ARE LOCATED IN SECTIONS 17 AND 20, TOWNSHIP 31 NORTH, RANGE 29 EAST OF THE MOUNT DIABLO BASE AND MERIDIAN IN PERSHING COUNTY, NEVADA:


PATENTED CLAIM NAME             PATENT NUMBER        U.S. MINERAL SURVEY NUMBER
-------------------             -------------        --------------------------
Jay Bird                            269023                   3822
Little Hero                         269023                   3822
Big Hero                            269023                   3822
Wild Cat                            269023                   3822

                                  EXHIBIT B
                                  ---------


Assessor's Parcel No.___________________
When recorded, return to:
Vista Nevada Corp.
7961 Shaffer Parkway, Suite 5
Littleton, CO 80127


                                 MINING DEED

     SAGEBRUSH EXPLORATION, INC., A NEVADA CORPORATION, "GRANTOR", whose address is 3702 South Virginia Street, Unit G12, Reno, Nevada 89502-6030 for the consideration of Ten Dollars ($10.00) and other valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, do by these presents grant, bargain sell and convey unto VISTA NEVADA CORP., A NEVADA CORPORATION, "GRANTEE", whose address is 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127, and its successors and assigns, all of Grantor's right, title and interest in and to the patented mining claims described in Exhibit A, attached hereto and made a part hereof (the "Property").

     Together with all dips, spurs, and angles and all dumps, tailings, extralateral rights, minerals (including severed ore), mineral rights, water rights and all easements, fixtures, improvements, rights-of-way, structures and water rights on, under or appurtenant to the Property.

     TO HAVE AND TO HOLD unto the Grantee, its successors and assigns forever. Grantor does hereby represent and warrant that the Property is free and clear from all liens, encumbrances and and restrictions of whatever kind or nature whatsoever and Grantor shall warrant and defend title to the Property against all persons whomsoever lawfully claiming the whole or any part thereof.

     IN WITNESS WHEREOF, Grantor has executed this Mining Deed this _____ day of _________________, 2003.

 Grantor:
 Sagebrush Exploration, Inc.                     Attest:


 By:    _________________________________        By: ___________________________
                                                     Secretary
 Title: _________________________________


 STATE OF NEVADA     )
                     )    SS.
 COUNTY OF WASHOE    )

     This instrument was acknowledged before me on this _____ day of __________, 2003, by ROBERT J. MCGOWAN, AS PRESIDENT, AND
 ____________________, AS SECRETARY, OF SAGEBRUSH EXPLORATION INC.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                               _____________________________________________
                               Notary Public

                               My Commission expires: ______________________

                                  EXHIBIT A
                                  ---------
                                      TO
                                 MINING DEED

                        [DESCRIPTION OF THE PROPERTY]


The following described patented mining claims are located in Sections 17 and 20, Township 31 North, Range 29 East of the Mount Diablo Base and Meridian in Pershing County, Nevada:


PATENTED CLAIM NAME             PATENT NUMBER        U.S. MINERAL SURVEY NUMBER
-------------------             -------------        --------------------------
Jay Bird                            269023                   3822
Little Hero                         269023                   3822
Big Hero                            269023                   3822
Wild Cat                            269023                   3822